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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Marriott International, Inc.'s Registration Statement on Form S-8 of our report dated February 29, 2000 included in Marriott International, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                              ARTHUR ANDERSEN LLP

Vienna, Virginia
May 4, 2000